Exhibit 99.2

Press Release
www.shire.com

Holding(s) in Company – Amendment

June 22, 2015 - Shire plc (LSE: SHP, NASDAQ: SHPG) (the “Company”)

As a result of erroneous information received by the Company relating to interests in its securities, specifically the number of shares/voting rights disposed of, this announcement replaces the original announcement released on June 18, 2015, at 16:38.

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:	Shire plc
2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights	Yes
An acquisition or disposal of qualifying financial instruments which may result in the acquisition of shares already issued to which voting rights are attached	No
An acquisition or disposal of instruments with similar economic effect to qualifying financial instruments	No
An event changing the breakdown of voting rights	No
Other (please specify):	No

3. Full name of person(s) subject to the notification obligation:	FMR LLC
4. Full name of shareholder(s) (if different from 3.):	See Section 9
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	June 17, 2015
6. Date on which issuer notified:	June 19, 2015
7. Threshold(s) that is/are crossed or reached:	5%

8. Notified details:
A: Voting rights attached to shares
Class/type of shares if possible using the ISIN CODE	Situation previous to the triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights		% of voting rights
			Indirect	Direct	Indirect	Direct	Indirect
JE00B2QKY057	29,674,746	29,674,746	29,421,281		29,421,281		4.97

B: Qualifying Financial Instruments
Resulting situation after the triggering transaction

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

C: Financial Instruments with similar economic effect to Qualifying Financial Instruments
Resulting situation after the triggering transaction
Type of financial instrument	Exercise price	Expiration date	Exercise/ Conversion period	Number of voting rights instrument refers to	% of voting rights
					Nominal	Delta

Total (A+B+C)
Number of voting rights	% of voting rights
29,421,281	4.97

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

Custodian	Day to Day IM	Total
	CROSBY ADVS LLC-CROSBY ADVISORS LLC	25,723
BANK OF NEW YORK MELLON	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	347,644
BROWN BROS HARRIMN LTD LUX (C)	FMRC-FMR CO., INC	3,900
BROWN BROTHERS HARRIMAN AND CO	FMRC-FMR CO., INC	7,203,490
	FMRIMUK-FMR INVESTMENT MANAGEMENT (UK) LIMITED	57,900
	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	28,719
	PYRAMIS GLOBAL-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	721,869
CIBC MELLON TRUST (C)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	22,525
	PYRAMIS GLOBAL-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	17,700
CITIBANK NA, HONG KONG BR (S)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	27,377
DEUTSCHE BANK ALEX BROWN (C)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	6,000
JP MORGAN, BOURNEMOUTH (C)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	16,574
	PYRAMIS GLOBAL-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	30,831
JPMORGAN CHASE BANK	FMRC-FMR CO., INC	8,176,441
	FMRIMUK-FMR INVESTMENT MANAGEMENT (UK) LIMITED	482,300
	PYRAMIS GLOBAL-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	41,933
MELLON BANK NA (C)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	77,068
MORGAN STANLEY AND CO LLC	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	2,100
NATIONAL BANK TRUST (C)	PYRAMIS GLOBAL-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	25,225
NATIONAL FINANCIAL SERVICES(C)	SAI-STRATEGIC ADVISERS, INC.	1,346
NORTHERN TRUST CO (C)	FMRC-FMR CO., INC	2,724,688
	FMRIMUK-FMR INVESTMENT MANAGEMENT (UK) LIMITED	1,669,700
	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	110,800
	PYRAMIS GLOBAL-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	44,001
STATE STR BK AND TR CO LNDN (C	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	34,898

STATE STREET BANK AND TR CO	FMRC-FMR CO., INC	6,247,251
	FMRIMUK-FMR INVESTMENT MANAGEMENT (UK) LIMITED	449,700
	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	430,756
	PYRAMIS GLOBAL-PYRAMIS GLOBAL ADVISORS TRUST COMPANY	360,012
US BANK NA (C)	PGALLC-PYRAMIS GLOBAL ADVISORS, LLC	32,810
Grand Total		29,421,281

Proxy Voting: 10. Name of the proxy holder:	FMR LLC
11. Number of voting rights proxy holder will cease to hold:	253,465
12. Date on which proxy holder will cease to hold voting rights:	June 17, 2015

13. Additional information:	None
14. Contact name:	Sally-Ann Hatton
15. Contact telephone number:	fil-regreporting@fil.com, 01737 837148

For further information please contact:

Investor Relations
Sarah Elton-Farr	seltonfarr@shire.com	+44 1256 894157

NOTES TO EDITORS

Shire enables people with life-altering conditions to lead better lives.

Our strategy is to focus on developing and marketing innovative specialty medicines to meet significant unmet patient needs.

We focus on providing treatments in Rare Diseases, Neuroscience, Gastrointestinal and Internal Medicine and we are developing treatments for symptomatic conditions treated by specialist physicians in other targeted therapeutic areas, such as Ophthalmics.

www.shire.com

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